UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2017

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 26, 2017, the following six items were voted on at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) of McKesson Corporation (the “Company”), and the stockholder votes on each such matter, as certified by the Inspector of Election, are set forth below.

Item 1. The Board of Directors’ nominees for directors, as listed in Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 16, 2017 (the “Definitive Proxy Statement”), were each elected to serve a one-year term. The votes were as follows:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andy D. Bryant	148,758,591	17,752,939	412,954	18,725,174
N. Anthony Coles, M.D.	162,569,309	3,757,936	597,239	18,725,174
John H. Hammergren	160,226,692	5,650,092	1,047,700	18,725,174
M. Christine Jacobs	157,358,836	8,934,869	630,779	18,725,174
Donald R. Knauss	165,340,124	921,752	662,608	18,725,174
Marie L. Knowles	158,608,350	7,720,198	595,936	18,725,174
Edward A. Mueller	157,718,442	8,572,220	633,822	18,725,174
Susan R. Salka	165,466,999	881,909	575,576	18,725,174

Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
182,413,817	2,721,585	514,256	—

Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,123,940	121,873,976	926,568	18,725,174

Item 4. The proposal for stockholders to vote, on an advisory basis, on the frequency of the advisory vote on executive compensation received the following votes:3

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
163,638,417	346,729	2,412,580	526,758	18,725,174

Item 5. The stockholder-submitted proposal on an independent board chairman was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,949,505	99,196,732	778,247	18,725,174

Item 6. The stockholder-submitted proposal on action by written consent of stockholders was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,067,237	87,960,073	1,897,174	18,725,174

Each of the items considered at the 2017 Annual Meeting is described in further detail in the Definitive Proxy Statement. No item other than the six items addressed above and described in the Definitive Proxy Statement was submitted at the 2017 Annual Meeting for stockholder action.

[1]	Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.
[2]	Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the 2017 Annual Meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.
[3]	The frequency that received the highest number of votes cast constitutes the advisory recommendation of the stockholders. Abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.

Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

Based on the results of the stockholder votes on proxy Item 4 above, and as recommended by the Company’s Board of Directors, the Company has determined that an advisory vote on executive compensation will be submitted to stockholders on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2017

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, General Counsel and Chief Compliance Officer